Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
______________

Supplement No. 9 dated May 25, 2018
to
Prospectus dated October 30, 2017
________________

This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the "Company") dated October 30, 2017, as amended or supplemented (the "Prospectus") and the accompanying statement of additional information dated October 30, 2017, as amended or supplemented (the "SAI").

You should carefully consider the "Risk Factors" beginning on page 34 of the Prospectus and in Supplement No. 2, dated January 5, 2018, before you decide to invest.

On May 24, 2018, given the current scale of the Company's net assets, the Company's board of directors voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the "ESA"), between the Company and Priority Senior Secured Income Management, LLC (the "Adviser"), effective as of July 1, 2018. Pursuant to Section 2 and Section 3(e) of the ESA, the Company will continue to be obligated to reimburse any payments made by the Adviser to the Company that have not yet been reimbursed.